Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Bayview Opportunity (US) Master Fund VII, L.P. (“Bayview”)

Bayview Asset Selector VII, LLC (the “Responsible Party,” and together with Bayview, the “Company”)

Wells Fargo Securities, LLC

ING Financial Markets LLC

(together, the “Specified Parties”)

Re: Bayview PACE 2025-1, LLC – Data File and Amortization Schedules Procedures

We have performed the procedures described below on the specified attributes in:

(i)	an electronic data file entitled “Bayview PACE 2025-1_DataTape_vF_3.25.25.xlsx” (the “Data File”), provided by the Responsible Party on March 25, 2025, listing 16 commercial property assessed clean energy assets which we were informed are intended to be included as collateral in the offering by Bayview PACE 2025-1, LLC (the “C-PACE Assets” listed in Exhibit A) with assets information as of March 1, 2025, and disbursement data as of March 20, 2025, and
(ii)	an electronic data file entitled “Bayview PACE 2025-1_Amort ModelsvF_3.21.25.xlsx” (the “Amortization Schedules”), provided by the Responsible Party on March 21, 2025, containing the contractual amortization schedule for each C-PACE Asset.

The Responsible Party is responsible for the specified attributes identified by the Company in the Data File and Amortization Schedules.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and Amortization Schedules. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.
KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “Sources” means:
–	For each C-PACE Asset, the following documents (as applicable): Financing Agreement, Assessment Contract, Revenue Note (each, a “Financing Agreement”), Energy Project Cooperative Agreement, Credit Memo, Appraisal, Promissory Note, Side Letter, Issuance Direction, Purchase Supplement, Special Assessment Revenue Note, and/or Executed Specimen Bond, provided by the Responsible Party;
–	An electronic data file entitled “C-PACE Construction Tracking Sheet_as of 3-21-25.xlsx” provided by the Responsible Party on March 21, 2025, listing the amounts disbursed to the developers and contractors for each C-PACE Asset as of March 20, 2025 (the “Disbursement Tracker”); and,
–	Payment schedule information indicated within the Amortization Schedules (the “Payment Schedule”)
•	The term “Instructions” means the instructions provided by the Responsible Party pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Provided Information” means the Sources and Instructions.

Prior to being provided the Data File and Amortization Schedules, we received one or more earlier versions of the data file and amortization schedules on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Responsible Party. The Data File and Amortization Schedules represent the revised information reflecting resolution of differences communicated as determined appropriate by the Responsible Party. We performed the procedures on the Data File and Amortization Schedules, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

I.	Data File Procedures

For each C-PACE Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
State	Appraisal
Property Address	Appraisal, Financing Agreement. Consider variations due to abbreviation, truncation, or punctuation of the property address to be acceptable.
Property Type

Appraisal, Credit Memo

If the Appraisal or Credit Memo shows multiple property types, compare to the property type with the greatest square footage.

Differences due to abbreviations of property types were not considered to exceptions.

Attribute	Sources / Instructions
As-stab proforma PACE DSCR

Credit Memo.

For C-PACE Asset #4, Property Type in the Data File was “Condo,” which the Responsible Party explained was not subject to DSCR review. The DCSR in the Data File was “N/A”. This was not considered an exception.

PACE Lien to As-Stabilized Value Ratio

Financing Agreement, Appraisal, Credit Memo

Recompute as the Original Assessment/Bond Balance in the Financing Agreement, divided by the sum of

(i) either, (a) the as-stabilized value in the Appraisal, (b) in the case of C-PACE Asset #6, #10, and #15, the as-is or as-complete value in the Appraisal, or (c) if the Property Type in the Data File was "Condo," the aggregate retail value in the Appraisal; and

(ii) the present value of the tax abatement and/or payments-in-lieu-of-taxes (PILOTs) in the Appraisal (if any).

Gross Assessment/Bond Coupon	Financing Agreement, Promissory Note, Certificate of Levy and Lien
Program Admin Fee	Financing Agreement, Certificate of Levy and Lien. Consider Program Admin Fee to be 0% if not listed in the Financing Agreement or Certificate of Levy and Lien or not included in Gross Coupon.
Net Assessment/Bond Coupon	Recompute as the (i) Gross Assessment/Bond Coupon in the Financing Agreement, Promissory Note, Certificate of Levy and Lien minus (ii) Program Admin Fee and (iii) Servicing Fee, each listed in the Data File.
Original Term	Financing Agreement, Side Letter. Recompute as the number of years between the asset closing date and maturity date, both listed in the Financing Agreement or Side Letter.
Prepayment Penalty	Financing Agreement, Energy Project Cooperative Agreement
Original Assessment/Bond Balance	Financing Agreement
Current Assessment/Bond Balance	Financing Agreement, Promissory Note, Energy Project Cooperative Agreement
Payment Frequency	Payment Schedule

Attribute	Sources / Instructions
% PACE Commitment Disbursed

% PACE Commitment Disbursed listed in the Disbursement Tracker

For C-PACE Asset #16, the "% PACE Commitment Disbursed” field in the Data File was “N/A”. The Responsible Party informed us that the C-PACE Asset was to finance the property owner’s closing fees and interest reserve, not for disbursements to the developers and contractors. This was not considered an exception.

We found such information to be in agreement.

II.	Amortization Schedules Procedures

For each C-PACE Asset, we compared or recomputed the specified attributes in the Amortization Schedules listed below to or using the corresponding information in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Amortization Schedules to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Payment Dates

Financing Agreement, Promissory Note, Issuance Direction, Energy Project Cooperative Agreement, Special Assessment Revenue Note

For C-PACE Assets in California, consider the information to be in agreement if the Amortization Schedule listed the Payment Dates as September 2nd and March 2nd of each contract year.

Interest Component corresponding to each Payment Date	Financing Agreement, Promissory Note, Issuance Direction, Energy Project Cooperative Agreement, Special Assessment Revenue Note
Principal Component corresponding to each Payment Date	Financing Agreement, Promissory Note, Issuance Direction, Energy Project Cooperative Agreement, Special Assessment Revenue Note
Total Payment Amount corresponding to each Payment Date	Financing Agreement, Promissory Note, Issuance Direction, Energy Project Cooperative Agreement, Special Assessment Revenue Note
Principal Remaining corresponding to each Payment Date	Financing Agreement, Promissory Note, Issuance Direction, Energy Project Cooperative Agreement, Special Assessment Revenue Note

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and Amortization Schedules. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, Amortization Schedules, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Responsible Party, (ii) the physical existence of the C-PACE Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the C-PACE Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such C-PACE Assets being securitized, (iii) the compliance of the originator of the C-PACE Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the C-PACE Assets that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

March 26, 2025

Exhibit A

The C-PACE Assets

C-PACE Asset #	Asset ID1
1	BPACE20251_1
2	BPACE20251_2
3	BPACE20251_3
4	BPACE20251_4
5	BPACE20251_5
6	BPACE20251_6
7	BPACE20251_7
8	BPACE20251_8
9	BPACE20251_9
10	BPACE20251_10
11	BPACE20251_11
12	BPACE20251_13
13	BPACE20251_14
14	BPACE20251_15
15	BPACE20251_16
16	BPACE20251_17

[1]	The Company has assigned a unique identifier to each C-PACE Asset in the Data File and Amortization Schedules. The Asset IDs referred to in this Exhibit are not the Company’s unique identifiers.

A-1